Note 11 - Right-of-Use Assets, Finance Lease Liabilities, Investment in Leaseback Vessels and Net Investment in Sales-type Leases - Sales-type Lease (Details) - USD ($) $ in Thousands	Dec. 31, 2025		Dec. 31, 2024
Lease receivable	$ 4,447	[1]	$ 18,976
Unguaranteed residual value	2,286		506
Net investment in sales-type lease vessels	$ 6,733		$ 19,482

[1]	The difference between the present value of the lease payments and the net investment in the lease balance in the balance sheet is due to the vessels unguaranteed residual value, which is included in the net investment in the lease balance but is not included in the future lease payments.